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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                  May 25, 2006
                Date of Report (Date of earliest event reported)


                        Commission file number: 000-50760



                                MKA Capital, Inc.
             (Exact name of registrant as specified in its charter)



            Nevada                                          58-2670972
 (State or other jurisdiction                     (IRS Employer Identification
       of incorporation)                                   File Number)


               2405 - 300 Hua Hai Road, Shanghai 200021, PR China
                    (Address of Principal Executive Offices)


                                 +86-21-63354111
              (Registrant's telephone number, including area code)


                               - not applicable -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


Explanatory Note

Item 2.01 Completion of Acquisition of Assets

Item 3.02 Unregistered Sale of Equity Securities

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure and Election of Directors

Item 9.01 Financial Statements and Exhibits

Signature


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Explanatory Note

On November 25, 2005, we completed the business combination between the Registrant ("MKAC"), formerly Financial Telecom Limited USA Inc ("Fintel"), and MK Aviation SA ("MKA").

We hereby amend Item 9.01 of our current report on Form 8-K filed on November 23, 2005 to include financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b). MKAC was unable to file financial information within the 71 calendar days after the date on which the initial report on Form 8-K was required to be filed.

The business combination created a change in control of the public entity. Under SFAS No. 141, MKAC was the acquiring entity for accounting purposes: though the legal acquirer was Fintel. The transaction is accounted for using the purchase method of accounting: though in substance, the business combination created a recapitalization of the MKAC's structure. MKAC did not recognize goodwill or any intangible assets in connection with the transaction.

Subsequent to the combination, effective January 22, 2006, the listed company, Fintel, changed its name to MKA Capital Inc.

This 8K/A presents the historical financial statements for MKAC for fiscal years 2005 and 2004, by incorporating by reference the 10KSB filed prior upon April 26, 2006. The historical statements for 2005 include the effects of the business combination. The historical financial statements presented for 2004 are those of MKA.

This 8K/A also amends the 8K filed prior, upon November 28, 2005, concerning the appointment of a director, Mr. Paynter. The 8K prior stated Mr. Paynter was appointed to the board effective November 25, 2005, by a resolution of the current board members. However, this appointment was not made effective, as Mr. Paynter declined to accept the appointment, and was in fact not appointed.

This 8K/A also amends the 8K filed prior, upon November 28, 2005, concerning the retroactive application of the reverse share split of 25:1 that occurred subsequently upon January 22, 2006. The prior 8K stated the number of shares without giving effect to the reverse split. This 8K/A restates the number of shares issued to Mr. Kraselnick et al, by giving effect to the 25 to 1 reverse share split.

For the convenience of readers, this 8K/A includes and reprints: the original text of the 8K filed prior upon November 28, 2005, concerning the completion of the business combination; and the 8K/A filed prior upon November 29, 2005, concerning the changes in directors, after giving effect to the amendments noted above. The 10KSB for fiscal year 2005 filed prior upon April 26, 2006, is incorporated by reference.


Item 2.01 Completion of Acquisition of Assets

On November 25, 2005, a business combination occurred between MKAC, formerly Financial Telecom Limited USA Inc ("Fintel"), and MK Aviation SA ("MKA"). The combination was effected by an exchange of shares, reflecting an equal percentage of 75% of the voting interest exchanged by each party. Accordingly, the former owner of MKA, and his nominees, received 75% of the voting interest of Fintel, and Fintel (renamed MKAC) received 75% of the voting interest of MKA. The number of shares exchanged is 75 shares of MKA, valued at $7.5 million, for 14,879,215 shares of Fintel (after applying the reverse share split of 25:1 that occurred on January 22, 2006).

Effective with the Agreement, all previously outstanding shares of common owned by the Company's shareholders were exchanged for an aggregate of 14,879,215 shares of Fintel's common stock. In connection with the acquisition, 4,969,125 shares were retained by the Fintel shareholders.


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Item 3.02 Unregistered Sale of Equity Securities

Title of Securities issued:                           common shares
Number of Securities issued:                          14,879,215 shares
Date issued:                                          November 25, 2005

The number of securities issued is stated after giving effect to the 25:1 reverse stock split that occurred on January 26, 2006.

The common shares were issued for non-cash consideration, in exchange for 75 common shares of MK Aviation, S.A., as disclosed in Item 2.01 of this Form 8K/A Current Report. No options, warrants, or other consideration were issued or received. The issuance is exempt from registration, as it is classified as a sale by the issuer in an offshore transaction, pursuant to Rule 903 of the Securities Act of 1933 as amended.


Item 5.01 Changes in Control of Registrant

The person acquiring control is Mr. M. Kraselnick, of Panama, and his nominees. Change in control occurred as of November 25, 2005.

The basis for the acquisition of control of the Registrant is the issuance of 14,897,215 shares of the Registrant's common stock, issued to Mr. Kraselnick et al, pursuant to the Share Exchange Agreement between him and the Registrant. The shares acquired by Mr. Kraselnick et al, represent 75% of the outstanding and issued common shares of the Registrant's common stock. The shares issued to Mr. Kraselnick were not issued previously to any other party, and were allotted from the authorized share capital of the Registrant.

All of the consideration was common shares, and no portion was used by either party for any purpose other than the exchange of common shares between them.

As disclosed in Item 5.02 of this 8K/A Current Report, Mr. Kraselnick is appointed to the Board of the Registrant. Apart from the above noted issuance and appointment, there are no other arrangements made between Mr. Kraselnick and the Registrant or its affiliates, associates, or directors.

Details of the shares issued to Mr. Kraselnick and nominees, after giving effect to the 25:1 reverse share split that occurred on January 26, 2006, are as follows:

Title of Class      Name and address of beneficial owner     Relationship         Amount and nature of        Percent
                                                                                  beneficial owner            of Class

Common shares       D. Gomila                                Unrelated            800,000 shares                4.03%
                    Floor 10, Calle 52 y Elvira Mendez                            direct ownership
                    Panama City
Common shares       R. Shalam                                Unrelated            800,000 shares                4.03%
                    Floor 10, Calle 52 y Elvira Mendez                            direct ownership
                    Panama City
Common shares       R. Barnatan                              Unrelated            800,000 shares                4.03%
                    Floor 10, Calle 52 y Elvira Mendez                            direct ownership
                    Panama City
Common shares       V. Stanziola                             Unrelated            800,000 shares                4.03%
                    Floor 10, Calle 52 y Elvira Mendez                            direct ownership
                    Panama City
Common shares       R. Azrak de Kraselnick                   Related to           800,000 shares                4.03%
                    Floor 10, Calle 52 y Elvira Mendez       M. Kraselnick        direct ownership
                    Panama City
Common shares       M. Kraselnick                            Related to           10,897,215 shares            54.86%
                    Floor 10, Calle 52 y Elvira Mendez       R. Kraselnick        direct ownership
                    Panama City

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Item 5.02 Departure and Election of Directors

The following Directors resigned voluntarily, and without dissent, from the Board, effective November 25, 2005:

           Mr Stephen Tang, resigning as Director and Chairman
           Mr Li Wai Kong, resigning as Director
           Mr Jimmy Liu, resigning as Director and member of Audit Committee

The former directors have each issued a letter to the company, confirming each agrees with the disclosures made in the earlier 8K, respecting the resignation of each. The letter from each former director is incorporated by reference to the 8K/A filed prior upon November 29, 2005.

The following Directors are appointed to the Board, effective November 25, 2005, to hold Board seats until the next Annual Meeting of the Registrant's
Shareholders:

           Mr. Moredechai Kraselnick, as Director and Chairman
           Mr. Arial Kraselnick, as Director
           Mr. David Chen, as Director and CEO

Other than in respect of the transaction noted in this 8K/A Current Report, none of the appointed Directors had any direct or indirect material interest in any transaction during the past 2 years to which the Registrant was or is to be a party, or proposed transaction.


Item 9.01 Pro-forma Financial Statements

The historical financial statements for fiscal year 2005, include the financial effects of the business combination and reflect the transaction for the entire period. Accordingly, pro-forma financial statements are not provided, per section 210.11-02 of regulation S-X. The historical financial statements for fiscal year 2005 are disclosed in the registrant's 10KSB filed upon April 26, 2006, which is incorporated by reference.



Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                                                    (REGISTRANT)

Date: May 25, 2006

                                                              By: /s/ David Chen
                                              ----------------------------------
                                                                      David Chen
                                                         Chief Executive Officer


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Item 9.01 Financial Statements and Exhibits


              Index to Item 9.01 Financial Statements and Exhibits


10KSB of MKA Capital Inc, for the fiscal year ended December 31, 2005 Incorporated herein by reference to the registrant's Current Report on Form 10KSB (File No. 000-50760) filed upon April 26, 2006.


Letter from Mr. Stephen Tang.
Incorporated herein by reference to the registrant's Current Report on Form 8K/A (File No. 000-50760) filed upon November 29, 2005.


Letter from Mr. Li Wai Kong.
Incorporated herein by reference to the registrant's Current Report on Form 8K/A (File No. 000-50760) filed upon November 29, 2005.


Letter from Mr. Jimmy Lui.
Incorporated herein by reference to the registrant's Current Report on Form 8K/A (File No. 000-50760) filed upon November 29, 2005.


Share Exchange Agreement
Incorporated herein by reference to the registrant's Current Report on Form 8K (File No. 000-50760) filed upon October 21, 2005.


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